UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

Charlotte’s Web Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 617-7303

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on November 15, 2022 (the “Original Form 8-K”) by Charlotte’s Web Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) reporting the entry into a subscription agreement (the “Subscription Agreement”) with BT DE Investments, Inc. a wholly-owned subsidiary of BAT Group (LSE: BATS and NYSE: BTI), providing for the issuance of an approximately US$56.8 million (CS$75.3 million) convertible debenture (the “Debenture”) that is convertible into 19.9% ownership of Charlotte’s Web common shares at a conversion price of CS$2.00 per common share of the Company on the Toronto Stock Exchange (TSX) and an investor rights agreement. This amendment is being filed solely to amend the Original Form 8-K to include Exhibits 10.1, 10.2 and 10.3, which are also being made available by the Company on SEDAR. Other than as described above, this amendment does not amend any other information previously filed in the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

10.1∔†	Subscription Agreement, dated November 14, 2022, by and between BT DE Investments, Inc. a wholly-owned subsidiary of BAT Group and Charlotte’s Web Holdings, Inc.
10.2∔†	Convertible Debenture, dated November 14, 2022, issued by Charlotte’s Web Holdings, Inc.
10.3∔†	Investor Rights Agreement, dated November 14, 2022, by and between Charlotte’s Web Holdings, Inc. and BT DE Investments, Inc. a wholly-owned subsidiary of BAT Group.
99.1

Press Release of Charlotte’s Web Holdings, Inc. dated as of November 15, 2022 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 15, 2022 (File No. 000-56364)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
∔	Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) and/or Item 601(b)(10)(iv) of Regulation S-K.
†	Certain exhibits, schedules and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be supplementally provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: November 23, 2022	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary